Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series
1995-2
P & S Agreement Date:              Nov 1, 1995
Original Settlement Date:           Nov 21, 1995
Series Number of Class A-1 Certificates:     441919AG2
Series Number of Class A-2 Certificates:     N/A
Original Sale Balance:             $637,660,000


Servicer Certificate (Page 1)

Distribution Date:
                                                    07/22/96

Investor Certificateholder Floating Allocation Percentage
                                                       97.90%
Investor Certificateholder Fixed Allocation Percentage
                                                       97.90%

Aggregate Amount of  Collections
                                               26,277,191.77
     Aggregate Amount of  Interest Collections
                                                7,119,764.72
     Aggregate Amount of  Principal Collections
                                               19,157,427.05


                                                6,970,384.94
Class A Principal Collections
                                               16,860,473.23
Seller Interest Collections
                                                  149,379.78
Seller Principal Collections
                                                2,296,953.82

Weighted Average Loan Rate
                                                       13.90%
Net Loan Rate
                                                       12.90%

Class A-1 Certificate Rate
                                                      5.6992%
Maximum Investor Certificate Rate
                                                     12.9500%
Class A-1 Certificate Interest Distributed
                                                3,055,735.69
Class A-1 Investor Certificate Interest Shortfall before Draw
                                                        0.00
Unpaid Class A-1 Certificate Interest Shortfall Received

                                                        0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining
                                                        0.00
Unpaid Class A-1 Carryover Interest Amount
                                                        0.00

Maximum Principal Dist. Amount (MPDA)
                                               18,755,485.07
Alternative Principal Dist. Amount (APDA)
                                               16,860,473.23
Rapid Amortization Period? (Y=1, N=0)
                                                        0.00
Scheduled Principal  Distribution Amount (SPDA)
                                               16,860,473.23

Principal  allocable to Class A-1
                                               16,860,473.23

SPDA deposited to Funding Account
                                                        0.00

Accelerated Principal Distribution Amount
                                                        0.00

APDA allocable to Class A-1
                                                        0.00


Reimbursement to Credit Enhancer
                                                        0.00

Spread Trigger hit?
                                          No

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss Amount
                                                  404,600.68


Cumulative Investor Liquidation Loss Amount
                                                  404,600.68

Total Principal allocable to A-1
                                               17,265,073.91


Beginning Class A-1 Certificate Principal Balance
                                              603,188,269.60

Ending Class A-1 Certificate Principal Balance
                                              585,923,195.69

Pool Factor (PF)
                                                   0.9188646

Servicer Certificate (Page 3)

Distribution Date:
                                                    07/22/96

Retransfer Deposit Amount
                                                        0.00
Servicing Fees Distributed
                                                  505,368.03
Beg. Accrued and Unpaid Inv. Servicing Fees
                                                        0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd
                                                        0.00
End. Accrued and Unpaid Inv. Servicing Fees
                                                        0.00

Aggregate Investor Liquidation Loss Amount
                                                  404,600.68
Investor Loss Reduction Amount
                                                        0.00

Beginning Pool Balance
                                              619,438,000.44
Ending Pool Balance
                                              602,161,911.09
Beginning Invested Amount
                                              606,441,638.60
Ending Invested Amount
                                              589,176,564.69
Beginning Seller Principal Balance
                                               12,996,361.84
Ending Seller Principal Balance
                                               12,985,346.40
Additional Balances
                                                2,296,953.82

Beginning Funding Account Balance
                                                        0.00
Ending Funding Account Balance
                                                        0.00
Ending Funding Account Balance % (before any purchase of Subsequent
Loans or release to Certs.)                            0.00%
Ending Funding Account Balance % (after purchase of Subsequent
Loans or release to Certs.)                                 0.00%
Principal Balance of Subsequent Funding Loans Purchased in Period
                                                        0.00
Principal Collections to purchase Additional Balances and/or paid
to Cert.                                                 0.00

Beginning  Pre-Funding Account Balance
                                                        0.00
Ending Pre-Funding Account Balance
                                                        0.00
Pre-Funding Earnings
                                                        0.00

Beginning Capitalized Interest Account
                                                        0.00
Capital Interest Requirement (Transferred to Collection Account)
                                                        0.00
Ending Capitalized Interest Account
                                                        0.00

Beginning Spread Account Balance
                                                6,506,737.00
Ending Spread Account Balance
                                                6,506,737.00

Beginning Seller Interest
                                                      2.0981%
Ending Seller's Interest
                                                      2.1565%

Delinquency & REO Status
   Delinquent 60-89 days
     No. of Accounts
                                                         197
     Trust Balance
                                                7,176,455.45
   Delinquent 90+ days
     No. of Accounts
                                                         232
     Trust Balance
                                                9,495,206.56
   REO
     No. of Accounts
                                                           3
     Trust Balance
                                                  201,226.87

Rapid Amortization Event ?
                                          No
   Failure to make payment within 5 Business Days of Required Date
?                                         No
   Failure to perform covenant relating to Trust's Security
Interest ?                                       No
   Failure to perform other covenants as described in the Agreement
?                                        No
   Breach of Representation or Warranty ?
                                          No
   Bankruptcy, Insolvency or Receivership relating to Seller ?
                                          No
   Subject to Investment Company Act of 1940 Regulation ?
                                          No
   Servicing Termination ?
                                          No
Servicer Certificate (Page 5)

   Aggregate of Credit Enhancement Draw Amounts exceed 1% of the
Cut-off Balance and Pre-Funded Amount       No

Distribution Date:
                                                    07/22/96

Event of Default ?
                                          No
   Failure by Servicer to make payment within 5 Bus. Days of
Required Date ?                                 No
   Failure by Servicer to perform covenant relating to Trust's
Security Interest ?                           No
   Failure by Servicer to perform other covenants as described in
the Agreement?                             No
   Bankruptcy, Insolvency or Receivership relating to Master
Servicer ?                                      No
   Trigger Event ?
                                          No

Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)
                                         N/A
Premium Distributed to Credit Enhancer
                                                        0.00
Amount Distributed to Seller
                                                2,446,333.60
Master Servicer Credit Facility Amount
                                                        0.00
Guaranteed Principal Distribution Amount
                                                        0.00
Credit Enhancement Draw Amount
                                                        0.00
Spread Account Draw Amount
                                                        0.00
Capitalized Interest Account Draw
                                                        0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))
                                                        0.00
Amount paid to Trustee
                                                        0.00
Cumulative Draw under Policy
                                                        0.00
Net Yield
                                                        5.89%

Total  Available Funds
     Aggregate Amount of Collections
                                               26,277,191.77
     Deposit for principal not used to purchase subsequent loans
                                                        0.00
     Interest Earnings on the Pre-Funding Account
                                                        0.00
     Deposit from Capitalized Interest Account
                                                        0.00
     Total
                                               26,277,191.77


Application of Available Funds
     Servicing Fee
                                                  505,368.03
     Prinicpal and Interest to Class A-1
                                               20,320,809.60

     Seller's portion of Principal and Interest
                                                2,446,333.60
     Funds deposited into Funding Account (Net)
                                                        0.00
     Funds deposited into Spread  Account
                                                        0.00
     Excess funds released to Seller
                                                3,004,680.54
     Total
                                               26,277,191.77


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

Attached as Exhibit A hereto is a list of all Mortgage Loans with respect to which the Trust Balances have been paid in full and all amounts received in connections with the payment of such Trust Balances which are required to be deposited in the Certificate Account or credited to the Mortgage Loan Payment Record pursuant to Section 3.02 of the Agreement have been so deposited.




A Servicing Officer

Statement to Certificateholders (Page 1 of 2)

Distribution Date:
                                                    07/22/96

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)

Class A Certificateholder Floating Allocation Percentage
                                                     97.9019%
Class A Certificateholder Fixed Allocation Percentage
                                                     97.9019%

Beginning Class A-1 Certificate Balance
                                              603,188,269.60


Class A-1 Certificate Rate
                                                    5.699220%

Class A-1 Certificate Interest Distributed
                                                    4.402135

Class A-1 Certificate Interest Shortfall Distributed
                                                    0.000000

Remaining Unpaid Class A-1 Certificate Interest Shortfall
                                                    0.000000


Rapid Amortization Event ?
                                          No
Class A-1 Certificate Principal Distributed
                                                   23.272149

   Maximum Principal Distribution Amount
                                                   25.261498
   Scheduled Principal  Distribution Amount (SPDA)
                                                   22.755153
   Accelerated Principal Distribution Amount
                                                    0.000000
   Aggregate Investor Liquidation Loss Amount Distributed
                                                    0.516996

Total Amount Distributed to Certificateholders
                                                   27.157288

Principal Collections deposited into Funding Account
                                                        0.00
Ending Funding Account Balance
                                                        0.00

Ending Class A-1 Certificate Balance
                                              585,923,195.69


Class A-1 Factor
                                                   0.9705084

Pool Factor (PF)
                                                   0.9705084

Unreimbursed Liquidation Loss Amount
                                                          $0
Accrued Interest on Unreimbursed Liquidation Loss Amount
                                                          $0
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount
                                                          $0

Class A Servicing Fee
                                                  505,368.03

Beginning Invested Amount
                                              606,441,638.60
Ending Invested Amount
                                              589,176,564.69
Beginning Pool Balance
                                              619,438,000.44
Ending Pool Balance
                                              602,161,911.09

Spread Account Draw Amount
                                                        0.00
Credit Enhancement Draw Amount
                                                        0.00

Statement to Certificateholders (Page 3)

Distribution Date:
                                                    07/22/96

DELINQUENCY & REO STATUS

   Delinquent 60-89 days
     No. of Accounts
                                                         197
     Trust Balance
                                                7,176,455.45

   Delinquent 90+ days
     No. of Accounts
                                                         232
     Trust Balance
                                                9,495,206.56

   REO
     No. of Accounts
                                                           3
     Trust Balance
                                                  201,226.87

Aggregate Liquidation Loss Amount for Liquidated Loans
                                                  277,873.93

Class A-1 Certificate Rate for Next Distribution Date
                                          To be updated


Amount of any Draws on the Policy
                                                        0.00

Subsequent Mortgage Loans
     No. of Accounts
                                                        0.00
     Trust Balance
                                                        0.00

Pre-Funded Amount (Ending)
                                                        0.00

Subsequent Pre-Funding Mortgage Loans
     No. of Accounts
                                                           0
     Trust Balance
                                                        0.00
Capitalized Interest Account (Ending)
                                                        0.00
Earnings on the Pre-Funding Account
                                                        0.00